Q2 | 2022 | 1 QUARTERLY RESULTS PRESENTATION SECOND QUARTER 2022

Q2 | 2022 | 2 FORWARD-LOOKING STATEMENTS Certain statements in this release are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward- looking statements as a result of various factors, including, but not limited to, the Covid-19 coronavirus pandemic, current economic and credit crisis, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risk that the company is unable to refinance or replace its $600 million five-year unsecured credit facility or amend the synthetic lease for its distribution center in Apple Valley, California as contemplated by the consent letters entered into by the company with respect to the credit facility and synthetic lease, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Q2 | 2022 | 3 SECOND QUARTER RESULTS OUTLOOK OPERATION NORTH STAR WRAP-UP APPENDIX

Q2 | 2022 | 4 We remain laser focused on helping our customers navigate these challenging times by delivering outstanding value across our assortment. We are managing the business prudently, while working hard to build a stronger company and deliver on our commitments to our customers, associates, and shareholders. Our outstanding team helped us to deliver results in line with the financial guidance we provided coming into the quarter. We managed costs tightly, made great progress on repositioning our assortment towards better bargains/closeouts and lower price points, and took important steps to enhance our balance sheet and secure our liquidity. We also brought inventories down materially versus Q1, putting us on track to right-size our inventory position by Q4. Bruce Thorn, President & CEO CEO COMMENT

Q2 | 2022 | 5 25% 22% 13% 11% 11% 9% 9% Seasonal Furniture Food Soft Home Consumables Hard Home The Lot, Apparel, Electronics, etc. Chart based on Q2 2022 sales Broad Category MixNational Store Footprint Easy checkout and multiple payment types in-store and on-line Growing Omnichannel Capabilities 1,444 Stores in 48 States BIG LOTS AT A GLANCE

Q2 | 2022 | 6 Down 9.2% to 2021 Over 7% eCommerce Penetration $180M Inventory Reduction vs. Q1 Up 22.8% vs. LY vs. up 48.5% in Q1 YOY >80% Net Promoter Score ~1,400 bps Increase Since 2020 3.6% 3-Year Comp 35% eCommerce Demand Growth SECOND QUARTER HIGHLIGHTS

Q2 | 2022 | 7 Q2 COMP SALES Lapping Strong Home-Related Spending In 2020 31.3% -13.2% -9.2% Q2 2020 Q2 2021 Q2 2022

Q2 | 2022 | 8 Q2 2022 COMP SALES BY CATEGORY 2022 vs 2019 Comp sales = (1 + TY Comp) * (1 + LY 2 Year Comp) - 1 3-Year Comparable Sales Growth Despite Continued Consumer Spending Pressure -10% -9% -5% -5% -3% 31% 50% 4% 1-Year Comparable Sales Included Strong Growth in Seasonal -30% -17% -14% -9% -6% -4% 26% -9%

Q2 | 2022 | 9 48.5% 22.8% Q1 Q2 Q3E Q4E 2022 YOY Inventory Growth(1) INVENTORY REDUCTION EFFORTS ON TRACK (1) 2022 Q3 and Q4 are estimates Up Mid to HSD YOY Flat to Down YOY

Q2 | 2022 | 10 Net Sales Gross Margin Gross Margin Rate Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating (Loss) Profit(2) Adjusted Operating Margin Rate(2) Adjusted Diluted (Loss) Earnings Per Share(2) Diluted Weighted Average Shares Q2 2022 SUMMARY INCOME STATEMENT ($ in thousands, except for earnings per share) (1) Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Depreciation Expense. (2) Adjusted 2022 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. Adjusted Q2 2022 $1,346,221 438,548 32.6% 523,536 38.9% ($84,988) (6.3%) ($2.28) 28,919 Q2 2021 $1,457,374 577,797 39.6% 523,947 36.0% $53,850 3.7% $1.09 34,716 Change vs. 2021 (7.6%) (700) bps 290 bps (257.8%) (1000) bps NM

Q2 | 2022 | 11 Net Sales Gross Margin Gross Margin Rate Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating (Loss) Profit(2) Adjusted Operating Margin Rate(2) Adjusted Diluted (Loss) Earnings Per Share(2) Diluted Weighted Average Shares YEAR-TO-DATE 2022 SUMMARY INCOME STATEMENT ($ in thousands, except for earnings per share) (1) Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Depreciation Expense. (2) Adjusted 2022 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. Adjusted YTD 2022 $2,720,935 943,142 34.7% 1,041,671 38.3% ($98,529) (3.6%) ($2.68) 28,770 YTD 2021 $3,082,926 1,231,744 40.0% 1,055,342 34.2% $176,402 5.7% $3.75 35,319 Change vs. 2021 (11.7%) (530) bps 410 bps (155.9%) (930) bps NM

Q2 | 2022 | 12 $160M Annual CAPEX CAPITAL ALLOCATION $0.30 Quarterly Dividend(1) $900M(2) New ABL Credit Facility Progressing Down from prior guidance of $175 million Approximate 5.9% yield (as of July 29, 2022) Expect to enter new facility to replace existing $600M facility in Q3 (1)The payment of future dividends will be at the discretion of our Board of Directors and will depend on our financial condition, results of operations, capital requirement, compliance with applicable laws and agreements and any other factors deemed relevant by our Board of Directors. (2) On July 29, 2022, the company entered into an engagement letter with its lenders to arrange, on a best efforts basis, a 5-year syndicated asset-based revolving credit facility of up to $900 million, with an additional uncommitted increase option of up to $300 million. The company expects to enter into the new ABL revolving credit facility during the fiscal quarter ending October 28, 2022, subject to the satisfaction of customary closing conditions, including the negotiation and execution of documentation acceptable to the parties.

Q2 | 2022 | 13 SECOND QUARTER RESULTS OUTLOOK OPERATION NORTH STAR WRAP-UP APPENDIX

Q2 | 2022 | 14 RISING TO THE CHALLENGE • Right-sizing inventory to pursue more closeout opportunities • Better opening price points • Capitalize on trade-down demand with quality and value assortment Unlocking Sales Opportunities • More targeted and efficient pricing and promotions • Freight and non-freight cost pressures easing • Reducing supply chain costs through new tools and better flow • Continuing to address shrink • COGS management • Margin accretive closeout buys Improving Gross Margin • SG&A expense reduction efforts • Reduced CAPEX outlook by temporarily delaying new store openings and remodels in fiscal 2022 Managing Business Prudently

Q2 | 2022 | 15 LAUNCHING MORE COMPELLING OFFERS… BARGAIN HUNT TREASURE HUNT ESSENTIALS TRIP

Q2 | 2022 | 16 …WITH SIMPLIFIED ENDCAPS FOCUSED ON BARGAINS AND TREASURES CURRENT FUTURE (Oct and beyond) PRIOR

Q2 | 2022 | 17 …AND SHIFTING ASSORTMENT MIX CREATES MORE REASONS TO SHOP US BARGAIN HUNT Closeouts and limited-time deals Target Mix: 33% Shifting our assortment to offer more bargains TREASURE HUNT Unique seasonal or trending items ESSENTIALS TRIP Never outs and category staples Target Mix: 33% Target Mix: 33%

Q2 | 2022 | 18 COMP SALES NEW STORE SALES GROSS MARGIN SG&A 1-year comps down low double-digit range Net new and relocated store openings to deliver 140 basis points of growth vs 2021 Sequentially improved gross margin rate in the mid-thirties Low-single-digit growth vs. 2021 Q3 2022 OUTLOOK

Q2 | 2022 | 19 IMPROVING COMP SALES GROSS MARGIN IMPROVEMENT SG&A COST REDUCTION Sequential improvement in 1-year comps driven by better opening price points, more closeout/bargains, trade-down, and lapping 2021 supply chain issues Sequential improvement in Q4 to approximately in-line vs. prior year quarter Over $70 million in structural savings for the full year Q4 2022 OUTLOOK

Q2 | 2022 | 20 SECOND QUARTER RESULTS OUTLOOK OPERATION NORTH STAR WRAP-UP APPENDIX

Q2 | 2022 | 21 We are moving faster to provide even better deals and assortments for our customers by leveraging our vendor relationships and excellent private label brands. We are also building additional capabilities to grow our ecommerce business. We remain highly confident in the enormous value creation opportunity from Operation North Star, and I’ve never been more excited about the future. Bruce Thorn, President & CEO CEO COMMENT

Q2 | 2022 | 22 OPERATION NORTH STAR IS OUR MULTI-YEAR TRANSFORMATIONAL GROWTH AND VALUE-CREATION PLAN LAUNCHED IN 2019 FUND ENABLE GROW Store count growth Sales productivity e-commerce acceleration Brand activation and customer growth Pricing and COGS program Promos and markdowns Shrink and loss reduction Structural expense reduction and leverage Supply chain investment Customer experience (stores & online) Talent and capabilities Data and technologyFor more information on Operation North Star, please see our January 2022 Investor Presentation at www.biglots.com/corporate/investors

Q2 | 2022 | 23 SALES $8-$10B AMBITIOUS LONG-TERM FINANCIAL TARGETS OPERATING MARGIN 6%-8% ROIC1 20%-25% Defined growth drivers Gross margin expansion and disciplined expense management Accretive investments and ongoing return of capital 1 ROIC defined as trailing 12-month net operating profit after tax divided by average invested capital (long-term debt and shareholders’ equity) over the same time period.

Q2 | 2022 | 24 SECOND QUARTER RESULTS OUTLOOK OPERATION NORTH STAR WRAP-UP APPENDIX

Q2 | 2022 | 25 Q2 WRAP-UP • 3-year comparable sales growth of nearly 4% in Q2, an acceleration from ~2% in Q1 • Q2 adjusted EPS loss of $2.28 due to year-over-year sales decline and significant cost pressures • 1-year comps to be down in the low double-digit range in Q3, with sequential improvement in Q4; focused on unlocking additional sales opportunities (i.e., better opening price points, bargains/closeouts, trade-down demand) • Expect sequential improvement of gross margin in each of each of Q3 and Q4, with Q4 margin approximately in-line vs. prior year quarter • Structural SG&A cost savings of $70 million in fiscal 2022 • Expect to enter into a new $900 million ABL revolving credit facility • Continued progress in Operation North Star creates long-term value creation opportunity

Q2 | 2022 | 26 SECOND QUARTER RESULTS OUTLOOK OPERATION NORTH STAR WRAP-UP APPENDIX

APPENDIX

SECOND QUARTER 2022 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude store asset impairment charges	As adjusted (non-GAAP)
Selling and administrative expenses	**$510,444**	**($24,105)**	**$486,339**
Selling and administrative expense rate	**37.9%**	**(1.8%)**	**36.1%**
Operating loss	**(109,093)**	**24,105**	**(84,988)**
Operating loss rate	**(8.1%)**	**1.8%**	**(6.3%)**
Income tax benefit	**(28,590)**	**5,956**	**(22,634)**
Effective income tax rate	**25.4%**	**0.1%**	**25.5%**
Net loss	**(84,150)**	**18,149**	**(66,001)**
Diluted earnings (loss) per share	**($2.91)**	**$0.63**	**($2.28)**

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") store asset impairment charges of $24,105 ($18,149, net of tax).

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial conditions. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

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BIG LOTS!

APPENDIX

YEAR TO DATE 2022 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude store asset impairment charges	As adjusted (non-GAAP)
Selling and administrative expenses	$991,223	($24,105)	$967,118
Selling and administrative expense rate	36.4%	(0.9%)	35.5%
Operating loss	(122,634)	24,105	(98,529)
Operating loss rate	(4.5%)	0.9%	(3.6%)
Income tax benefit	(32,759)	5,956	(26,803)
Effective income tax rate	25.6%	0.2%	25.8%
Net loss	(95,232)	18,149	(77,083)
Diluted earnings (loss) per share	($3.31)	$0.63	($2.68)

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") non-cash store asset impairment charges of $24,105 ($18,149, net of tax).

Q2 | 2022 | 28